NUMBER
[001]
CAPITAL STOCK


             Vanguard Index Participation Equity Receipts ("VIPERs")

                           Vanguard Energy Index Fund
                                 A SERIES of the
                              VANGUARD WORLD FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of VIPER Shares issued by the Vanguard Energy Index Fund (the "Fund") shown from time to time on the records of the Vanguard World Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of VIPER Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                               Dated:______________________

BROWN BROTHERS HARRIMAN & CO.                VANGUARD WORLD FUNDS
(the Transfer Agent)                         (the Trust)


By:
   ------------------------------------      ---------------------------
         Authorized Signature                Secretary


Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


             Vanguard Index Participation Equity Receipts ("VIPERs")

                         Vanguard Industrials Index Fund
                                 A SERIES of the
                              VANGUARD WORLD FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of VIPER Shares issued by the Vanguard Industrials Index Fund (the "Fund") shown from time to time on the records of the Vanguard World Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of VIPER Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                               Dated:______________________

BROWN BROTHERS HARRIMAN & CO.                VANGUARD WORLD FUNDS
(the Transfer Agent)                         (the Trust)


By:
   ------------------------------------      ---------------------------
         Authorized Signature                Secretary


Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


             Vanguard Index Participation Equity Receipts ("VIPERs")

                 Vanguard Telecommunication Services Index Fund
                                 A SERIES of the
                              VANGUARD WORLD FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of VIPER Shares issued by the Vanguard Telecommunication Services Index Fund (the "Fund") shown from time to time on the records of the Vanguard World Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of VIPER Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                               Dated:______________________

BROWN BROTHERS HARRIMAN & CO.                VANGUARD WORLD FUNDS
(the Transfer Agent)                         (the Trust)


By:
   ------------------------------------      ---------------------------
         Authorized Signature                Secretary


Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.